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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                December 3, 1999



                                      DQE, Inc.
                                      ---------
             (Exact name of registrant as specified in its charter)



           Pennsylvania                    1-10290               25-1598483
           ------------                    -------               ----------
  (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
   incorporation or organization)                            Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 262-4700



                                      N/A
         (Former name or former address, if changed since last report.)
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Items 1-4.  Not applicable.


Item 5.  Other Events.

     On December 3, 1999, Judge Robert Cindrich of the U.S. District Court for the Western District of Pennsylvania handed down his ruling in the Allegheny Energy, Inc. suit against DQE, Inc. over its now terminated merger agreement. The court ruled that DQE, Inc. properly terminated the agreement and did not breach such agreement. The court granted judgment in favor of DQE, Inc. on all claims and all requests for injunctive relief.


Item 6 -9.  Not applicable.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       DQE, Inc.
                                       --------------------------------------
                                                      (Registrant)



Date      December 8, 1999                     /s/  Morgan K. O'Brien
       --------------------            --------------------------------------
                                                      (Signature)
                                                    Morgan K. O'Brien
                                         Vice President-Corporate Development